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________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               OneMain.com, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      11-3460073
            --------                                      ----------
     (State of incorporation                            (I.R.S. Employer
             or organization)                           Identification No.)


    50 Hawthorne Road, Southampton, NY                     11968
    ----------------------------------                     -----
   (Address of principal executive offices)              (Zip Code)


     Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class                Name of each exchange on which
           to be so registered                each class is to be registered
           -------------------                ------------------------------

                  None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to
General Instruction A.(c), check the following box.  [   ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.    [ x ]

     Securities Act registration statement file number to which this form
relates:     333-69925
            ----------

     Securities to be registered pursuant to Section 12(g) of the Act

          Common stock, par value $.001 per share
          ---------------------------------------
          Title of class

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Item 1.   Description of Registrant's Securities To Be Registered.
          -------------------------------------------------------

     A description of the Registrant's Common Stock is set forth under the caption "Description of Capital Stock" in Amendment No. 2 to Form S-1 (File No.333-69925), filed with the Securities and Exchange Commission on March 3, 1999 (the "Registration Statement"), and such information is hereby incorporated by reference herein. The registration statement was originally filed on December 30, 1998.


Item 2.  Exhibits.
         --------

         The following exhibits are incorporated herein by reference:

         1. Amended and Restated Certificate of Incorporation of the Registrant is incorporated herein by reference from Exhibit 3.1 to the Registration Statement.

         2. Amended and Restated Bylaws of the Registrant is incorporated herein by reference from Exhibit 3.2 to the Registration Statement.

         3. Form of stock certificate representing the Common Stock of the Registrant is incorporated herein by reference from Exhibit 4.1 to the Registration Statement.
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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              OneMain.com, Inc.



Date:  March 15, 1999        By:  /s/ Stephen E. Smith
                                  ---------------------------------------
                                  Stephen E. Smith
                                  Chairman, President and Chief
                                  Executive Officer